
                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                          1997-3 Sub-Pool 1

                In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1997
                                             Lee Servicing Company reports the following
                   information pertaining to Series 1997-3 Sub-Pool 1 for November 25, 1997, the Remittance date.

                                                 Due period ended: November 1, 1997

====================================================================================================================================


 1 Total Actual Principal Collections                                              983,835.65
 2 Total Actual Interest Collections                                               689,383.04
 3 Less Service Fees Service Fees Previously Remitted                                5,349.66
 4 Additional Proceeds                                                                   0.00
                                                                                 ------------
 5      Total Collections:                                                       1,667,869.03

 6 Pre-Funding Account Transfer                                                        301.56
 7 Interest Coverage Account Transfer                                              152,408.56
                                                                                 ------------
 8   Aggregate Amount Received:                                                  1,820,579.15

   Monthly Advances
   ----------------
 9 Interest Advance                                                                300,517.99
10 Compensating Interest                                                             4,503.01
11 Amounts Held for Future Distributions                                                 0.00
12 Cross Collateral Deposit                                                              0.00
13 Reserve Withdrawal per Sec. 6.14c                                                     0.00
                                                                                 ------------
14    Available Remittance Amount:                                               2,125,600.15

15 Service Fees                                                                     66,806.31
16 Expense Account Deposit:                                                          2,967.43
                                                                                 ------------
17   Adjusted Remittance Amount:                                                 2,055,826.41

   Remaining Amount Available:
   ---------------------------
18       Adjusted Remittance Amount                                              2,055,826.41
19       Insured Payments                                                                0.00
20       Insurance Account Deposit @ 13 bp
            the Ending Principal Balance                                            12,858.87
21       Cross Collateral Withdrawal                                                     0.00
22       Class Remittance Amounts                                                2,042,967.54
23       Non-Recoverable Advances not
            Previously Reimbursed                                                        0.00
                                                                                 ------------
   Total Remaining Amount Available:                                                     0.00
                                                                                 ============
   Amount of Reimbursements Pursuant to Sec. 5.0
   ---------------------------------------------
24    Servicing Fee                                                                      0.00
25    Monthly Advances and Servicer Advances                                             0.00
26    Other Mortgage Payments                                                            0.00
27    Interest Earned on P&I Deposits                                                    0.00
28    Additional Servicing Compensation                                                  0.00

====================================================================================================================================


                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                          1997-3 Sub-Pool 1

                In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1997
                                             Lee Servicing Company reports the following
                   information pertaining to Series 1997-3 Sub-Pool 1 for November 25, 1997, the Remittance date.

                                                 Due period ended: November 1, 1997

====================================================================================================================================


                                                                             Total            Class A-1           Class A-2
                                                                             -----            ---------           ---------
29 Loans Outstanding - BOM                                                       1591
30 Original Loan Balance                                                91,595,199.66       26,316,131.20       23,279,100.61
31 Pre-Funding Account Balance                                          29,691,063.15        8,621,967.04        7,513,428.42
32 Initial Overcollateralization                                         1,604,855.85          784,548.28          292,529.03
33 Realized Losses, LTD                                                          0.00                0.00                0.00
34 Carryforward Amount
35 Aggregate Unpaid Principal Balance of Delinquent                              0.00                0.00                0.00
      Loans Repurchased per Sec. 5.11                                            0.00                0.00                0.00
                                                                       --------------       -------------       -------------
36 Total Class Principal Balance                                       119,681,406.96       34,153,549.96       30,500,000.00
37    Pool Factor per Loan Balance                                         75.9950454%         21.8340655%         19.3142906%
38    Pool Factor per Class Balance                                        99.2977142%         97.5815713%        100.0000000%
39 Excess Spread                                                                 0.00
40 Cross Collateral Withdrawal                                                   0.00
41 Cross Collateral Deposit                                                      0.00                0.00
42 Additional Principal due Class A                                        415,047.04          415,047.04
43 Interest Remittance @ Pass-Through Rates                                643,783.29          158,094.17          168,258.33

   Principal Additions:
   --------------------
44       Number of loans                                                          529
45       Transfers from Pre-Funding Account                             29,690,761.59        8,621,880.98        7,513,351.57

   Principal Reductions:
   ---------------------
46       Class 1A-5 Lockout Remittance                                           0.00
47       Prepayments - Number                                                      12                  12
48       Prepayments - Dollar                                              764,840.06          764,840.06                0.00
49       Delinquent Loans Repurchased - Number                                      0                0.00
50       Delinquent Loans Repurchased - Dollar                                   0.00                0.00                0.00
51       Net Liquidation Proceeds                                                0.00                0.00                0.00
52       Curtailments                                                          967.00              967.00                0.00
53       Normal and Excess Payments                                        218,028.59          218,028.59                0.00
                                                                       --------------       -------------       -------------
54       Principal Remittance                                              983,835.65
55       Pre-Funding Account Transfer                                          301.56               86.06               76.85
                                                                       --------------       -------------       -------------
56 Total Principal Remittance                                              984,137.21          983,921.71               76.85
57 Additional Principal Reduction                                          415,047.04          415,047.04                0.00
                                                                       --------------       -------------       -------------
58 Total Remittance                                                      2,042,967.54        1,557,062.92          168,335.18
                                                                       ==============       =============       =============
59 Current Month Realized Loss - Number                                             0
60 Current Month Realized Loss - Dollar                                          0.00

   Class Principal Balance - EOM
   -----------------------------
61 Loans Outstanding - EOM                                                       2108
62 Closing Loan Balance                                                120,302,125.60       33,954,176.53       30,792,452.18
63 Pre-Funding Account Balance                                                   0.00                0.00                0.00
64 Additional Principal Reduction, LTD                                   2,019,902.88        1,199,595.31          292,529.03
65 Realized losses, LTD                                                          0.00                0.00                0.00
66 Aggregate Unpaid Principal Balance of Delinquent
67    Loans Repurchased per Sec. 5.11                                            0.00                0.00                0.00
                                                                       --------------       -------------       -------------
68 Total Class Principal Balance                                       118,282,222.72       32,754,581.22       30,499,923.15
69      Pool Factor per Loan Balance                                       99.8127144%         28.1712273%         25.5479961%
70      Pool Factor per Class Balance                                      98.1368338%         93.5845178%         99.9997480%

====================================================================================================================================

                                                            Page 1 of 4

====================================================================================================================================

                                                                     Class A-3          Class A-4           Class A-5       Class R
                                                                     ---------          ---------           ---------       -------
29 Loans Outstanding - BOM
30 Original Loan Balance                                           9,158,990.41      16,812,744.23       16,028,233.21
31 Pre-Funding Account Balance                                     2,956,102.98       5,426,384.49        5,173,180.22
32 Initial Overcollateralization                                     115,093.39         211,271.72          201,413.43
33 Realized Losses, LTD                                                    0.00               0.00                0.00
34 Carryforward Amount
35 Aggregate Unpaid Principal Balance of Delinquent                        0.00               0.00                0.00
      Loans Repurchased per Sec. 5.11                                      0.00               0.00                0.00
                                                                  -------------      -------------       -------------        ----
36 Total Class Principal Balance                                  12,000,000.00      22,027,857.00       21,000,000.00
37      Pool Factor per Loan Balance                                  7.5990652%        13.9492601%         13.2983641%
38      Pool Factor per Class Balance                               100.0000000%       100.0000000%        100.0000000%
39 Excess Spread                                                                                                              0.00
40 Cross Collateral Withdrawal                                                                                                0.00
41 Cross Collateral Deposit
42 Additional Principal due Class A
43 Interest Remittance @ Pass-Through Rates                           66,900.00         129,780.79          120,750.00

   Principal Additions:
   --------------------
44       Number of loans
45       Transfers from Pre-Funding Account                        2,956,072.74       5,426,328.99        5,173,127.31

   Principal Reductions:
   ---------------------
46       Class 1A-5 Lockout Remittance
47       Prepayments - Number
48       Prepayments - Dollar                                              0.00               0.00                0.00
49       Delinquent Loans Repurchased - Number
50       Delinquent Loans Repurchased - Dollar                             0.00               0.00                0.00
51       Net Liquidation Proceeds                                          0.00               0.00                0.00
52       Curtailments                                                      0.00               0.00                0.00
53       Normal and Excess Payments                                        0.00               0.00                0.00
                                                                  -------------      -------------       -------------
54 Principal Remittance

55       Pre-Funding Account Transfer                                     30.24              55.50               52.91
                                                                  -------------      -------------       -------------        ----
56 Total Principal Remittance                                             30.24              55.50               52.91
57 Additional Principal Reduction                                          0.00               0.00                0.00
                                                                  -------------      -------------       -------------        ----
58 Total Remittance                                                   66,930.24         129,836.29          120,802.91        0.00
==                                                                =============      =============       =============        ====
59 Current Month Realized Loss - Number                                                                                          0
60 Current Month Realized Loss - Dollar                                                                                       0.00

   Class Principal Balance - EOM
   -----------------------------
61 Loans Outstanding - EOM
62 Closing Loan Balance                                           12,115,063.15      22,239,073.22       21,201,360.52
63 Pre-Funding Account Balance                                             0.00               0.00                0.00
64 Additional Principal Reduction, LTD                               115,093.39         211,271.72          201,413.43
65 Realized losses, LTD                                                    0.00               0.00                0.00
66 Aggregate Unpaid Principal Balance of Delinquent
67    Loans Repurchased per Sec. 5.11                                      0.00               0.00                0.00
                                                                  -------------      -------------       -------------        ----
68 Total Class Principal Balance                                  11,999,969.76      22,027,801.50       20,999,947.09
69      Pool Factor per Loan Balance                                 10.0516706%        18.4513969%         17.5904235%
70      Pool Factor per Class Balance                                99.9997480%        99.9997480%         99.9997480%

====================================================================================================================================


                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                          1997-3 Sub-Pool 1

                In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1997
                                             Lee Servicing Company reports the following
                   information pertaining to Series 1997-3 Sub-Pool 1 for November 25, 1997, the Remittance date.

                                                 Due period ended: November 1, 1997

====================================================================================================================================


                                                                                  Total              Class A-1            Class A-2
                                                                                  -----              ---------            ---------
71 Weighted Note Rate - THIS Remittance                                            11.55794%
72 Weighted Note Rate - NEXT Remittance                                            11.50694%

73 Related Remittance Period for Libor Rate                                       27-Oct-97          thru                 24-Nov-97
74 Days in Related Period                                                                29

75 Pass-Through Rates                                                                                   5.74625%               6.62%

76 Weighted Average Remaining Term                                                   223.31

77 Original Pool - Principal Balance                                          75,270,504.81       21,857,749.18       19,047,467.15
78 Original Pool - Pre-Funding Account                                        46,413,348.80       13,477,939.86       11,745,061.88
79 Original Pool - Additional Principal Reduction                              1,155,996.61          335,689.04          292,529.03
                                                                             --------------       -------------       -------------
80 Original Pool Total                                                       120,527,857.00       35,000,000.00       30,500,000.00
81 Original Pool - Number of Loans                                                     1306

------------------------------------------------------------------------------------------------------------------------------------

   Class A Overcollateralization Reconciliation
   --------------------------------------------
                                                                              Beg. of Month       Current Month        End of Month
                                                                              -------------       -------------        ------------
82 Additional Principal Reduction, LTD                                         1,604,855.85          415,047.04        2,019,902.88
83 Cross Collateral Deposits                                                           0.00                0.00                0.00
84 Less:  Realized Losses, LTD                                                         0.00                0.00                0.00
                                                                              -------------          ----------       -------------
85 Overcollateralization of Principal                                          1,604,855.85          415,047.04        2,019,902.88
                                                                              =============          ==========       =============

86 Base Overcollateralization Required                                                                                 8,207,853.68*
87 Required Overcollateralization Amount                                                                               8,207,853.68*

   Current Month Subordinated Amount                                          Beg. of Month       Current Month        End of Month
   ---------------------------------                                          -------------       -------------        ------------
88 Original Subordinated Amount                                               16,865,382.14             N/A           16,889,677.00*
89 Less: Cumulative Realized Losses                                                    0.00                0.00                0.00
90 Plus: Cumulative Additional Proceeds                                                0.00                0.00                0.00
                                                                              -------------          ----------       -------------
91 Current Subordinated Amount                                                16,865,382.14                           16,889,677.00
                                                                              =============                           =============

   * As per Insurance Supplement dated 11/25/97

   Nonrecoverable Advance Reconciliation
   -------------------------------------
92 Beginning of Month                                                                                      0.00
93 Current Month Unpaid Nonrecoverable Advance                                                             0.00
94 Less: Current Month Reimbursement                                                                       0.00
                                                                                                     ----------
95 End of Month                                                                                            0.00

====================================================================================================================================



====================================================================================================================================

                                                                                Class A-3            Class A-4          Class A-5
                                                                                ---------            ---------          ---------
71 Weighted Note Rate - THIS Remittance
72 Weighted Note Rate - NEXT Remittance

73 Related Remittance Period for Libor Rate
74 Days in Related Period

75 Pass-Through Rates                                                                  6.69%                7.07%              6.90%

76 Weighted Average Remaining Term

77 Original Pool - Principal Balance                                           7,494,085.44        13,756,553.52      13,114,649.52
78 Original Pool - Pre-Funding Account                                         4,621,007.95         8,482,575.20       8,086,763.91
79 Original Pool - Additional Principal Reduction                                115,093.39           211,271.72         201,413.43
                                                                              -------------        -------------      -------------
80 Original Pool Total                                                        12,000,000.00        22,027,857.00      21,000,000.00
81 Original Pool - Number of Loans

------------------------------------------------------------------------------------------------------------------------------------

   Class A Overcollateralization Reconciliation
   --------------------------------------------


82 Additional Principal Reduction, LTD
83 Cross Collateral Deposits
84 Less:  Realized Losses, LTD
85 Overcollateralization of Principal

86 Base Overcollateralization Required
87 Required Overcollateralization Amount

   Current Month Subordinated Amount
   ---------------------------------
88 Original Subordinated Amount
89 Less: Cumulative Realized Losses
90 Plus: Cumulative Additional Proceeds
91 Current Subordinated Amount

   * As per Insurance Supplement dated 11/25/97

   Nonrecoverable Advance Reconciliation
   -------------------------------------
92 Beginning of Month
93 Current Month Unpaid Nonrecoverable Advance
94 Less: Current Month Reimbursement
95 End of Month

====================================================================================================================================


                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                          1997-3 Sub-Pool 1

                In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1997
                                             Lee Servicing Company reports the following
                   information pertaining to Series 1997-3 Sub-Pool 1 for November 25, 1997, the Remittance date.

                                                 Due period ended: November 1, 1997

====================================================================================================================================



                                                                                       Class              Class
                                                                  Total                 A-1                A-2
                                                                  -----                -----              -----
 96 Total Class Principal - Original Pool                    $120,527,857.00      $35,000,000.00      $30,500,000.00
 97 Interest Remittance Amount                                    643,783.29          158,094.17          168,258.33
 98 Interest Rate Factor/1000                                       5.341365            4.516976            5.516667

 99 Total Principal Collections                                   983,835.65          983,921.71               76.85
100 Prefunding Account Transfer                                       301.56                0.00                0.00
101 Additional Principal Reduction                                415,047.04          415,047.04                0.00
                                                              --------------       -------------       -------------
102 Principal Remittance Amount                                 1,399,184.25        1,398,968.74               76.85
103 Principal Payment Factor/1000                                  11.608804           39.970536            0.002520
104 Principal Factor                                              981.368338          935.845177          999.997480

105 Prior Month Principal Factor                                  992.977142          975.815713        1,000.000000

====================================================================================================================================

====================================================================================================================================
                                                                    Class               Class              Class
                                                                     A-3                 A-4                A-5
                                                                    -----               -----              -----
 96 Total Class Principal - Original Pool                     $12,000,000.00      $22,027,857.00      $21,000,000.00
 97 Interest Remittance Amount                                     66,900.00          129,780.79          120,750.00
 98 Interest Rate Factor/1000                                       5.575000            5.891667            5.750000

 99 Total Principal Collections                                        30.24               55.50               52.91
100 Prefunding Account Transfer                                         0.00                0.00                0.00
101 Additional Principal Reduction                                      0.00                0.00                0.00
                                                              --------------      --------------      --------------
102 Principal Remittance Amount                                        30.24               55.50               52.91
103 Principal Payment Factor/1000                                   0.002520            0.002520            0.002520
104 Principal Factor                                              999.997480          999.997480          999.997480

105 Prior Month Principal Factor                                1,000.000000        1,000.000000        1,000.000000

====================================================================================================================================


                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                          1997-3 Sub-Pool 2

                In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1997
                                             Lee Servicing Company reports the following
                   information pertaining to Series 1997-3 Sub-Pool 2 for November 25, 1997, the Remittance date.

                                                 Period Ended: November 1, 1997

====================================================================================================================================

 1 Total Actual Principal Collections                                                  1,716,004.26
 2 Total Actual Interest Collections                                                     862,467.12
 3      Less: Service Fees Previously Remitted                                             7,108.17
 4 Additional Proceeds                                                                         0.00
                                                                                       ------------
 5      Total collections:                                                             2,571,363.21

 6 Pre-Funding Account Transfer                                                              283.58
 7 Interest Coverage Account Transfer                                                    238,481.30
                                                                                       ------------
 8 Aggregate Amount Received:                                                          2,810,128.09

   Monthly Advance
   ---------------
 9      Interest Advance                                                                 423,883.21
10      Compensating Interest                                                              4,383.11
11      Amounts Held for Future Distributions                                                  0.00
12 Reserve Withdrawal Per Sec. 6.08 VII                                                        0.00
                                                                                       ------------
13 Available Remittance Amount:                                                        3,238,394.41

14      Less: Service Fees                                                               103,305.58
15      Less: Expense Account Deposit                                                      4,400.63
16      Cross Collateral Deposit                                                               0.00
                                                                                       ------------
17 Adjusted Remittance Amount:                                                         3,130,688.20

   Remaining Amount Available:
   ---------------------------
18      Adjusted Remittance Amount                                                     3,130,688.20
19      Insured Payments                                                                       0.00
20      Insurance Account Deposit @ 13bp
          the Ending Class Principal Balance                                              19,069.39
21      Class Remittance Amounts                                                       3,111,618.81
22      Cross Collateral Withdrawal                                                            0.00
23      Non-Recoverable Advances not
          Previously Reimbursed                                                                0.00
                                                                                       ------------
24 Total Remaining Amount Available:                                                          (0.00)
                                                                                       ============

   Amount of Reimbursements Pursuant to Sec. 5.04
   ----------------------------------------------
25      Servicing Fee                                                                          0.00
26      Monthly Advances and Servicer Advances                                                 0.00
27      Other Mortgage Payments                                                                0.00
28      Interest Earned on P&I Deposits                                                        0.00
29      Additional Servicing Compensation                                                      0.00

====================================================================================================================================


                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                          1997-3 Sub-Pool 2

                In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1997
                                             Lee Servicing Company reports the following
                   information pertaining to Series 1997-3 Sub-Pool 2 for November 25, 1997, the Remittance date.

                                                 Due period ended: November 1, 1997

====================================================================================================================================

                                                                         Total                Class 2-A           Class R
                                                                         -----                ---------           -------
30      Number of Loans                                                        1178
31 Original Principal Balance                                        137,541,421.45         137,541,421.45
32 Original Pre-Funding Account Balance                               46,567,357.63          46,567,357.63
33 Initial Overcollateralization                                       6,367,360.25           6,367,360.25
34 Realized Losses, LTD                                                        0.00                   0.00
35 Carryforward Amount                                                         0.00                   0.00
36 Aggregate Unpaid Principal Balance of Delinquent
      Loans Repurchased per Sec. 5.11                                          0.00                   0.00
                                                                     --------------         --------------           ----
37 Opening Class Principal Balance                                   177,741,418.83         177,741,418.83
38      Pool Factor per Loan Balance                                     76.6366407%            76.6366407%
39      Pool Factor per Class Balance                                   100.0000000%           100.0000000%
40 Excess Spread                                                               0.00                                  0.00
41 Additional Principal due Class A                                      556,829.66             556,829.66
42 Cross Collateral Deposit                                                    0.00                   0.00
43 Cross Collateral Withdrawal                                                 0.00                                  0.00
44 Interest Remittance                                                   838,501.31             838,501.31
45 Available Funds Cap Carry Forward                                           0.00                   0.00
      Distribution (see schedule C)

   Principal Additions:
   --------------------
46      Number of Loans                                                         395
47      Transfers from Pre-Funding Account                            46,567,074.05          46,567,074.05

   Principal Reductions:
   ---------------------
48      Prepayments - Number                                                      9                      9
49      Prepayments - Dollar                                           1,643,702.64           1,643,702.64
50      Delinquent Loans Repurchased - Number                                     0                      0
51      Delinquent Loans Repurchased - Dollar                                  0.00                   0.00
52      Net Liquidation Proceeds                                               0.00                   0.00
53      Curtailments                                                       2,665.06               2,665.06
54      Normal and Excess Payments                                        69,636.56              69,636.56
                                                                     --------------         --------------
55 Principal Remittance                                                1,716,004.26
56      Pre-Funding Account Transfer                                         283.58                 283.58
                                                                     --------------         --------------           ----
57 Total Principal Remittance                                          1,716,287.84           1,716,287.84
58 Additional Principal Reduction                                        556,829.66             556,829.66
                                                                     --------------         --------------           ----
59 Total Remittance                                                    3,111,618.81           3,111,618.81           0.00
                                                                     ==============         ==============           ====
60 Carryforward Amount                                                         0.00
61 Current Month Realized Loss - Number                                           0                                     0
62 Current Month Realized Loss - Dollar                                        0.00                                  0.00

   Class Principal Balance - EOM
   -----------------------------
63       Number of Loans                                           #           1564
64 Closing Loan Balance                                              182,392,491.24         182,392,491.24
65 Pre-Funding Account Balance                                                 0.00                   0.00
66 Additional Principal Reduction, LTD                                 6,924,189.91           6,924,189.91
67 Realized Losses, LTD                                                        0.00                   0.00
68 Carryforward Amount                                                         0.00                   0.00
69 Aggregate Unpaid Principal Balance of Delinquent
      Loans Repurchased per Sec. 5.11                                          0.00                   0.00
                                                                     --------------         --------------
70 Closing Class Principal Balance                                   175,468,301.33         175,468,301.33
71      Pool Factor per Loan Balance                                    101.6271875%           101.6271875%
72      Pool Factor per Class Balance                                    97.7691013%            97.7691013%

====================================================================================================================================


                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                          1997-3 Sub-Pool 2

                In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1997
                                             Lee Servicing Company reports the following
                   information pertaining to Series 1997-3 Sub-Pool 2 for November 25, 1997, the Remittance date.

                                                   Period Ended: November 1, 1997

====================================================================================================================================

                                                                           Total                Class A-1
                                                                           -----                ---------
73 Weighted Note Rate - This Remittance:                                     10.02611%
74 Weighted Note Rate - Next Remittance:                                     10.24493%

75 Available Cap Carry Foward Amount - This Remittance:                          0.00
                     (see schedule C)

76 Pass-Through Rate:                                                         5.85625%               5.85625%

77 Related Remittance Period:                                               27-Oct-97              thru                24-Nov-97
78 Days in Related Period:                                                      29

79 Weighted Average Remaining Term                                             351.73

80 Original Pool - Principal Balance                                   115,690,188.57         115,690,188.57
81 Original Pool - Pre-Funding Account Balance                          69,619,200.17          69,619,200.17
82 Original Pool - Initial Overcollateralization                         5,837,245.74           5,837,245.74
--                                                                     --------------         --------------
83 Original Pool - Class Principal Balance                             179,472,143.00         179,472,143.00
84 Original Pool - Number of Loans                                           455

------------------------------------------------------------------------------------------------------------------------------------

   Class A Overcollateralization Reconciliation
   --------------------------------------------
                                                                      Beginning of Month        Current Month       End of Month
                                                                      ------------------        -------------       ------------
85 Initial Overcollateralization                                         6,367,360.25             556,829.66         6,924,189.91
86 Cross Collateral Deposits, LTD                                                0.00                   0.00                 0.00
87 Less:  Realized Losses, LTD                                                   0.00                   0.00                 0.00
                                                                        -------------         --------------        -------------
88 Overcollateralization of Principal                                    6,367,360.25             556,829.66         6,924,189.91
                                                                        =============         ==============        =============

89 Base Overcollateralization Requirement                                                                            9,289,441.80*
90 Required Overcollateralization                                                                                    9,289,441.80*

   Current Month Subordinated Amount                                  Beginning of Month        Current Month        End of Month
  ----------------------------------                                  ------------------        -------------        ------------
91 Original Subordinated Amount                                         19,198,052.65                N/A            21,241,543.00*
92 Less: Cumulative Realized Losses                                              0.00                   0.00                 0.00
93 Plus: Cumulative Additional Proceeds                                          0.00                   0.00                 0.00
                                                                        -------------         --------------        -------------
94 Current Subordinated Amount                                          19,198,052.65                               21,241,543.00
                                                                        =============         ==============        =============

   *As per Insurance Supplement Dated 11/25/97

   Nonrecoverable Advance Reconciliation
   -------------------------------------
95 Beginning of Month                                                            0.00
96 Current Month Nonrecoverable Advance                                          0.00
97 Less: Current Month Reimbursment                                              0.00
                                                                        -------------
98 End of Month                                                                  0.00
                                                                        =============
====================================================================================================================================


                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                          1997-3 Sub-Pool 2

                In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1997
                                             Lee Servicing Company reports the following
                   information pertaining to Series 1997-3 Sub-Pool 2 for November 25, 1997, the Remittance date.

                                                 Period Ended: November 1, 1997

====================================================================================================================================

                                                                                                     Class
                                                                                                      A1
                                                                       ---------------        ---------------
 99 Total Class Principal - Original Pool                              $179,472,143.00        $179,472,143.00
100 Interest Remittance Amount                                              838,501.31             838,501.31
101 Interest Rate Factor/1000                                                 4.672042               4.672042

102 Total Principal Collections                                           1,716,004.26           1,716,004.26
103 Prefunding Account Transfer                                                 283.58                 283.58
104 Additional Principal Reduction                                          556,829.66             556,829.66
                                                                       ---------------        ---------------
105 Principal Remittance Amount                                           2,273,117.50           2,273,117.50
106 Principal Payment Factor/1000                                            12.665573              12.665573
107 Principal Factor                                                        977.691013             977.691013

108 Prior Month Principal Factor                                            990.356586             990.356586

====================================================================================================================================